THE WATCHDOG FUND

                                 [LOGO OMITTED]



                                                              September 13, 2004

                               WATCHDOG FUND TRUST
                            650 Fifth Ave, 6th Floor
                               New York, NY 10019

                                THE WATCHDOG FUND

               Supplement to the Prospectus dated October 29, 2003

     Effective immediately, The Watchdog Fund (the "Fund") has terminated the public offering of its shares. Shares of the Fund are no longer available for purchase.

     In addition, the Fund's Board of Trustees recently approved the mandatory redemption of all of the Fund's shares and the termination of the Fund as being in the best interests of the Fund and its shareholders. It is anticipated that all outstanding shares of the Fund will be redeemed and the Fund will discontinue operations on or about September 20, 2004.

     Shareholders may continue to freely redeem their shares on each business day during the Fund's termination process. During this process, the Fund's assets will be held in cash or cash equivalents in order to meet redemption requests. As a result, the Fund's normal exposure to equity investments will be eliminated and shareholders should not expect the Fund to achieve its stated investment objective.

     As noted above, the Fund expects that the mandatory redemption of all of its remaining outstanding shares will occur on or about September 20, 2004. Shareholders remaining in the Fund on such date will receive the net asset value per share for all shares owned on such date. The redemption of Fund shares will be a taxable event, except for tax deferred retirement accounts and other tax exempt entities.

     Shareholders that have invested through an Individual Retirement Account or other tax-deferred retirement account should keep in mind the rules regarding the reinvestment of these assets. Please consult your personal tax consultant or call a shareholder representative for any questions regarding your investment.

     If you have any questions, please call 1-866-892-8243.